Exhibit 10.3

                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                            OMNIBUS STOCK OPTION PLAN

       THIS ADDENDUM is effective as of the 20th day of December, 1996 to the ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK OPTION PLAN ("Plan") pursuant to the minutes of the Special Meeting of the Board of Directors, dated December 20, 1996. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. Article V, Section 5.1 (General) is amended so that the number of Shares for which Awards may be granted under the Plan is increased to from three hundred seventy five thousand (375,000) to one million (1,000,000).



By:  /s/ V. Hollis Scott
Print Name:  V. Hollis Scott
Title:  Secretary, Alydaar Software Corporation

                                  Ex. 10.3 - 1

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                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                            OMNIBUS STOCK OPTION PLAN

       THIS ADDENDUM is effective as of the 20th day of October, 1997 to the ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK OPTION PLAN ("Plan") pursuant to the minutes of the Special Meeting of the Board of Directors, dated May 15, 1997. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. Article V, Section 5.1 (General) is amended so that the number of Shares for which Awards may be granted under the Plan is increased to from one million (1,000,000) to two million (2,000,000).



By:  /s/ V. Hollis Scott
Print Name:  V. Hollis Scott
Title:  Secretary, Alydaar Software Corporation

                                  Ex. 10.3 - 2